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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports dated February 8, 2001 included in Sanchez Computer Associates, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

                                    /s/ ARTHUR ANDERSEN LLP


Philadelphia, PA
September 13, 2001